NEWS RELEASE

EVEREST RE GROUP, LTD.

Wessex House, 45 Reid Street, 2nd Floor, Hamilton HM DX, Bermuda

Contact:  Elizabeth B. Farrell
Vice President, Investor Relations
Everest Global Services, Inc.
908.604.3169

For Immediate Release

Everest Re Group Reports Record Operating Earnings for 2014;
Net Income Return on Equity of 17%

HAMILTON, Bermuda – February 4, 2015 -- Everest Re Group, Ltd. (NYSE: RE) today reported fourth quarter 2014 net income available to common shareholders of $340.1 million, or $7.47 per diluted common share, compared to net income of $364.6 million, or $7.54 per diluted common share, for the fourth quarter of 2013. After-tax operating income1 available to common shareholders, excluding realized capital gains and losses, was $331.5 million, or $7.28 per diluted common share, for the fourth quarter of 2014, compared to $303.4 million, or $6.28 per diluted common share, for the same period in 2013.

For the year ended December 31, 2014, net income available to common shareholders was $1.2 billion, or $25.91 per diluted common share, compared to net income of $1.3 billion, or $25.44 per diluted common share, for 2013. After-tax operating income1 available to common shareholders, excluding realized capital gains and losses, was $1.1 billion, or $24.71 per diluted common share, for the full year 2013, compared to $1.1 billion or $21.47 per diluted common share, for 2013.

Commenting on the Company’s results, President and Chief Executive Officer, Dominic J. Addesso said, “Everest has had another stellar year with 10% growth in premium, 15% growth in operating earnings per share, and 16% growth in book value per share, adjusted for dividends. While it is a challenging marketplace, Everest continues to find and create opportunities for profitable growth due to our broadly diversified platform. Post January renewals, we remain confident in our ability to continue to generate strong returns for our shareholders.”

Operating highlights for the fourth quarter and full year of 2014 included the following:

•
Gross written premiums for the quarter were $1.4 billion, an increase of 7% compared to the fourth quarter of 2013. For the full year, gross written premiums grew 10% to $5.7 billion with worldwide reinsurance premiums, including the Mt. Logan Re segment, up 15%. Direct insurance premiums were down 4% for the year.

•
The combined ratio was 80.5% for the quarter and 82.8% for the year, compared to 81.5% and 84.5%, respectively, for the same periods in 2013. The quarter included $15.0 million of catastrophe losses for the Brisbane, Australia hail storm that occurred in November, offset by reserve take downs on prior year catastrophe loss events. For the full year, catastrophe losses, net of reinstatement premiums totaled $56.0 million. Excluding catastrophe losses, reinstatement premiums and favorable prior year loss development, the calendar year attritional combined ratio was 82.0% compared to 81.0% for 2013.

•
Net investment income amounted to $134.0 million for the quarter and $530.6 million for the full year 2014. This included limited partnership income of $15.2 million and $40.9 million in each period, respectively.

•
Net after-tax realized capital gains totaled $8.7 million for the quarter and $55.5 million for the full year. Unrealized capital gains, net of tax, amounted to $22.1 million for the full year, largely driven by changes in interest rates.

•	Cash flow from operations was $387.9 million for the quarter and $1.3 billion for the full year 2014. This compared to $273.3 million and $1.1 billion for the same periods, respectively, in 2013.
•	For the year, the after-tax operating income1 return on average adjusted shareholders’ equity2 was 16.3% and net income return on equity was 17.1%.
•
During the quarter, the Company repurchased 590,791 of its common shares at an average price of $169.38 and a total cost of $100.1 million. For the year, the Company repurchased 3.2 million of its common shares for a total cost of $500.0 million. During January, the Company repurchased an additional 213,754 shares for a total cost of $36.0 million, which will be reflected in first quarter 2015 reporting. The repurchases were made pursuant to a share repurchase authorization, provided by the Company’s Board of Directors, under which there remains 6.1 million shares available.

•	Shareholders’ equity ended the year at $7.5 billion, up 7% from the $7.0 billion at December 31, 2013. Book value per share increased 14% from $146.57 at year-end 2013 to $166.75 at December 31, 2014.

This news release contains forward-looking statements within the meaning of the U.S. federal securities laws.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company.  These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market fluctuations, trends in insured and paid losses, catastrophes, regulatory and legal uncertainties and other factors described in our latest Annual Report on Form 10-K.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Everest Re Group, Ltd. is a Bermuda holding company that operates through the following subsidiaries: Everest Reinsurance Company provides reinsurance to property and casualty insurers in both the U.S. and international markets. Everest Reinsurance (Bermuda), Ltd., including through its branch in the United Kingdom, provides reinsurance and insurance to worldwide property and casualty markets and reinsurance to life insurers. Everest Reinsurance Company (Ireland), Limited provides reinsurance to non-life insurers in Europe. Mt. Logan Re, a segregated cell company, capitalized by the Company and third party investors, is a specialty reinsurer of catastrophe risks. Everest National Insurance Company and Everest Security Insurance Company provide property and casualty insurance to policyholders in the U.S. Everest Indemnity Insurance Company offers excess and surplus lines insurance in the U.S. Everest Insurance Company of Canada provides property and casualty insurance to policyholders in Canada. Additional information on Everest Re Group companies can be found at the Group’s web site at www.everestregroup.com.

A conference call discussing the fourth quarter results will be held at 10:30 a.m. Eastern Time on February 5, 2015. The call will be available on the Internet through the Company’s web site or at www.streetevents.com.

Recipients are encouraged to visit the Company’s web site to view supplemental financial information on the Company’s results. The supplemental information is located at www.everestregroup.com in the “Financial Reports” section of the “Investor Center”. The supplemental financial information may also be obtained by contacting the Company directly.
___________________________

1The Company generally uses after-tax operating income (loss), a non-GAAP financial measure, to evaluate its performance.  After-tax operating income (loss) consists of net income (loss) excluding after-tax net realized capital gains (losses) as the following reconciliation displays:

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
(Dollars in thousands, except per share amounts)	2014		2013		2014		2013
		(unaudited)				(unaudited)

		Per Diluted		Per Diluted		Per Diluted		Per Diluted
		Common		Common		Common		Common
	Amount	Share	Amount	Share	Amount	Share	Amount	Share

Net income (loss)*	$340,123	$7.47	$364,638	$7.54	$1,199,156	$25.91	$1,259,382	$25.44
After-tax net realized capital gains (losses)	8,655	0.19	61,285	1.27	55,469	1.20	196,829	3.98

After-tax operating income (loss)*	$331,468	$7.28	$303,353	$6.28	$1,143,687	$24.71	$1,062,553	$21.47

* attributable to common shareholders
(Some amounts may not reconcile due to rounding.)

Although net realized capital gains (losses) are an integral part of the Company’s insurance operations, the determination of net realized capital gains (losses) is independent of the insurance underwriting process.  The Company believes that the level of net realized capital gains (losses) for any particular period is not indicative of the performance of the underlying business in that particular period.  Providing only a GAAP presentation of net income (loss) makes it more difficult for users of the financial information to evaluate the Company’s success or failure in its basic business, and may lead to incorrect or misleading assumptions and conclusions.  The Company understands that the equity analysts who follow the Company focus on after-tax operating income (loss) in their analyses for the reasons discussed above.  The Company provides after-tax operating income (loss) to investors so that they have what management believes to be a useful supplement to GAAP information concerning the Company’s performance.

2Adjusted shareholders’ equity excludes net after-tax unrealized (appreciation) depreciation of investments

--Financial Details Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands, except per share amounts)	2014	2013	2014	2013
	(unaudited)		(unaudited)
REVENUES:
Premiums earned	$1,362,330	$1,287,496	$5,169,135	$4,753,543
Net investment income	134,046	126,127	530,570	548,509
Net realized capital gains (losses):
Other-than-temporary impairments on fixed maturity securities	(39,007)	(861)	(39,502)	(1,052)
Other-than-temporary impairments on fixed maturity securities
transferred to other comprehensive income (loss)	-	-	-	-
Other net realized capital gains (losses)	52,359	95,490	123,548	301,279
Total net realized capital gains (losses)	13,352	94,629	84,046	300,227
Net derivative gain (loss)	(15,567)	11,039	(11,599)	44,044
Other income (expense)	24,272	(2,169)	18,437	(5,487)
Total revenues	1,518,433	1,517,122	5,790,589	5,640,836

CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses	713,671	725,915	2,906,534	2,800,251
Commission, brokerage, taxes and fees	315,378	253,858	1,135,586	977,558
Other underwriting expenses	68,235	69,419	240,400	237,126
Corporate expenses	4,619	8,174	23,421	24,817
Interest, fees and bond issue cost amortization expense	9,563	7,638	38,533	46,118
Total claims and expenses	1,111,466	1,065,004	4,344,474	4,085,870

INCOME (LOSS) BEFORE TAXES	406,967	452,118	1,446,115	1,554,966
Income tax expense (benefit)	49,704	85,370	187,652	289,706

NET INCOME (LOSS)	$357,263	$366,748	$1,258,463	$1,265,260
Net (income) loss attributable to noncontrolling interests	(17,140)	(2,110)	(59,307)	(5,878)
NET INCOME (LOSS) ATTRIBUTABLE TO EVEREST RE GROUP	$340,123	$364,638	$1,199,156	$1,259,382

Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period	(64,614)	(55,530)	704	(395,797)
Reclassification adjustment for realized losses (gains) included in net income (loss)	23,033	534	21,392	(6,977)
Total URA(D) on securities arising during the period	(41,581)	(54,996)	22,096	(402,774)

Foreign currency translation adjustments	(57,043)	13,066	(95,417)	(162)

Benefit plan actuarial net gain (loss) for the period	(39,110)	17,837	(39,110)	17,837
Reclassification adjustment for amortization of net (gain) loss included in net income (loss)	654	1,617	3,020	5,778
Total benefit plan net gain (loss) for the period	(38,456)	19,454	(36,090)	23,615
Total other comprehensive income (loss), net of tax	(137,080)	(22,476)	(109,411)	(379,321)
Other comprehensive (income) loss attributable to noncontrolling interests	-	-	-	-
Total other comprehensive income (loss), net of tax attributable to Everest Re Group	(137,080)	(22,476)	(109,411)	(379,321)

COMPREHENSIVE INCOME (LOSS)	$203,043	$342,162	$1,089,745	$880,061

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO EVEREST RE GROUP:
Basic	$7.54	$7.62	$26.16	$25.67
Diluted	7.47	7.54	25.91	25.44
Dividends declared	0.95	0.75	3.20	2.19

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS

	December 31,
(Dollars and share amounts in thousands, except par value per share)	2014	2013
	(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value	$13,101,067	$12,636,907
(amortized cost: 2014, $12,831,159; 2013, $12,391,164)
Fixed maturities - available for sale, at fair value	1,509	19,388
Equity securities - available for sale, at market value (cost: 2014, $148,326; 2013, $148,342)	140,210	144,081
Equity securities - available for sale, at fair value	1,447,820	1,462,079
Short-term investments	1,705,932	1,214,199
Other invested assets (cost: 2014, $601,925; 2013, $508,447)	601,925	508,447
Cash	437,474	611,382
Total investments and cash	17,435,937	16,596,483
Accrued investment income	111,075	119,058
Premiums receivable	1,397,983	1,453,114
Reinsurance receivables	670,854	540,883
Funds held by reinsureds	228,192	228,000
Deferred acquisition costs	398,408	363,721
Prepaid reinsurance premiums	154,177	81,779
Income taxes	184,762	178,334
Other assets	236,436	246,664
TOTAL ASSETS	$20,817,824	$19,808,036

LIABILITIES:
Reserve for losses and loss adjustment expenses	$9,720,813	$9,673,240
Future policy benefit reserve	59,820	59,512
Unearned premium reserve	1,728,745	1,579,945
Funds held under reinsurance treaties	3,932	2,692
Commission reserves	87,990	66,160
Other net payable to reinsurers	139,841	116,387
Losses in course of payment	157,527	332,631
4.868% Senior notes due 6/1/2044	400,000	-
5.4% Senior notes due 10/15/2014	-	249,958
6.6% Long term notes due 5/1/2067	238,364	238,361
Accrued interest on debt and borrowings	3,537	4,781
Equity index put option liability	47,022	35,423
Unsettled securities payable	41,092	53,867
Other liabilities	316,469	333,425
Total liabilities	12,945,152	12,746,382

NONCONTROLLING INTERESTS:
Redeemable noncontrolling interests - Mt. Logan Re	421,552	93,378

SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding	-	-
Common shares, par value: $0.01; 200,000 shares authorized; (2014) 68,336
and (2013) 67,965 outstanding before treasury shares	683	680
Additional paid-in capital	2,068,807	2,029,774
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of $20,715 at 2014 and $57,661 at 2013	48,317	157,728
Treasury shares, at cost; 23,650 shares (2014) and 20,422 shares (2013)	(2,485,897)	(1,985,873)
Retained earnings	7,819,210	6,765,967
Total shareholders' equity attributable to Everest Re Group	7,451,120	6,968,276
TOTAL LIABILITIES, NONCONTROLLING INTERESTS AND SHAREHOLDERS' EQUITY	$20,817,824	$19,808,036

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands)	2014	2013	2014	2013
	(unaudited)		(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$357,263	$366,748	$1,258,463	$1,265,260
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable	300,927	183,945	45,282	(217,678)
Decrease (increase) in funds held by reinsureds, net	5,094	(323)	(1,835)	162
Decrease (increase) in reinsurance receivables	70,444	196,128	(186,014)	118,963
Decrease (increase) in income taxes	46,036	83,840	31,340	213,848
Decrease (increase) in prepaid reinsurance premiums	22,392	8,736	(79,086)	(12,777)
Increase (decrease) in reserve for losses and loss adjustment expenses	23,013	(98,134)	195,524	(374,027)
Increase (decrease) in future policy benefit reserve	2,187	(5,743)	308	(6,595)
Increase (decrease) in unearned premiums	(94,388)	(42,769)	161,149	261,959
Increase (decrease) in other net payable to reinsurers	(72,574)	(108,745)	29,410	(45,043)
Increase (decrease) in losses in course of payment	(339,311)	(262,644)	(174,206)	142,192
Change in equity adjustments in limited partnerships	(15,026)	(5,212)	(39,464)	(45,905)
Distribution of limited partnership income	9,955	8,249	51,120	56,982
Change in other assets and liabilities, net	67,533	10,900	35,419	(57,212)
Non-cash compensation expense	6,477	16,756	21,197	31,844
Amortization of bond premium (accrual of bond discount)	11,204	16,181	49,214	66,461
Amortization of underwriting discount on senior notes	3	13	46	54
Net realized capital (gains) losses	(13,352)	(94,629)	(84,046)	(300,227)
Net cash provided by (used in) operating activities	387,877	273,297	1,313,821	1,098,261

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale, at market value	504,415	502,752	2,142,693	2,415,730
Proceeds from fixed maturities matured/called - available for sale, at fair value	-	-	875	7,213
Proceeds from fixed maturities sold - available for sale, at market value	761,719	247,030	1,811,801	1,092,387
Proceeds from fixed maturities sold - available for sale, at fair value	12,611	3,175	36,467	21,573
Proceeds from equity securities sold - available for sale, at market value	5,727	393	16,901	46,142
Proceeds from equity securities sold - available for sale, at fair value	131,555	245,886	584,069	705,831
Distributions from other invested assets	56,218	20,392	115,482	100,081
Cost of fixed maturities acquired - available for sale, at market value	(943,210)	(749,741)	(4,672,633)	(3,543,776)
Cost of fixed maturities acquired - available for sale, at fair value	(414)	(1,398)	(24,098)	(6,196)
Cost of equity securities acquired - available for sale, at market value	(6,143)	(5,172)	(18,016)	(59,756)
Cost of equity securities acquired - available for sale, at fair value	(183,586)	(196,786)	(446,457)	(621,038)
Cost of other invested assets acquired	(103,829)	(6,872)	(224,740)	(21,935)
Net change in short-term investments	(213,161)	(350,043)	(497,983)	(357,451)
Net change in unsettled securities transactions	(17,929)	11,710	(4,433)	(2,808)
Net cash provided by (used in) investing activities	3,973	(278,674)	(1,180,072)	(224,003)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period, net	2,374	(172)	17,839	51,500
Purchase of treasury shares	(100,082)	(71,959)	(500,024)	(621,915)
Net cost of junior subordinated debt securities redemption	-	-	-	(329,897)
Net cost of senior notes maturing	(250,000)	-	(250,000)	-
Proceeds from issuance of senior notes	-	-	400,000	-
Third party investment in redeemable noncontrolling interest	-	-	136,200	87,500
Subscription advances for third party redeemable noncontrolling interest	40,000	143,000	40,000	143,000
Dividends paid to shareholders	(42,879)	(35,961)	(145,913)	(106,681)
Dividends paid on third party investment in redeemable noncontrolling interest	-	-	(10,334)	-
Net cash provided by (used in) financing activities	(350,587)	34,908	(312,232)	(776,493)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(5,592)	(7,683)	4,575	(23,433)

Net increase (decrease) in cash	35,671	21,848	(173,908)	74,332
Cash, beginning of period	401,803	589,534	611,382	537,050
Cash, end of period	$437,474	$611,382	$437,474	$611,382

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered)	$6,895	$4,384	$153,455	$69,302
Interest paid	24,274	14,866	39,424	38,390